Supplement No. 1 dated October 9, 1998
                        to Prospectus dated March 1, 1998
               for State Street Research International Equity Fund A series of state Street Research Portfolios, Inc.

The section captioned "Investment Management" on page 4 is revised in its entirety to read as follows:

"The fund's investment manager is State Street Research & Management Company. State Street Research traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more that $49 billion in assets under management (as of August 31, 1998), including $15 billion in mutual funds.

Thomas P. Moore, Jr. and Peter C. Bennett have been responsible for the fund's day-to-day portfolio management since October 1998. Mr. Moore is a senior vice president and has worked as an investment professional for 20 years. Mr. Bennett is an executive vice president and director and chief investment officer for equities. He joined the firm in 1968 and has worked as an investment professional since 1963."

The third paragraph under the section captioned "Business Structure" on page 24 is revised in its entirety to read as follows: "The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.95%) of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company."

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                     Supplement No. 1 dated October 9, 1998
                                       to
             Statement of Additional Information dated March 1, 1998
                                       for
                 State Street Research International Equity Fund
               a series of State Street Research Portfolios, Inc.


The Fund's investment adviser is State Street Research & Management Company. State Street Research & Management Company assumed responsibility for the Fund's day-to-day portfolio management in October 1998. Accordingly, all references to GFM International Investors, Inc., the Fund's former sub-investment adviser, should be deleted.